Exhibit 99.2 CORPORATE OVERVIEW January 2026

Disclosures The information contained in this presentation has been prepared by Spyre Therapeutics, Inc. and its affiliates (“Spyre” or the “Company”) and contains information pertaining to the business and operations of the Company. The information contained in this presentation: (a) is provided as at the date hereof, is subject to change without notice, and is based on publicly available information, internally developed data as well as third party information from other sources; (b) does not purport to contain all the information that may be necessary or desirable to fully and accurately evaluate an investment in the Company; (c) is not to be considered as a recommendation by the Company that any person make an investment in the Company; (d) is for information purposes only and shall not constitute an offer to buy, sell, issue or subscribe for, or the solicitation of an offer to buy, sell or issue, or subscribe for any securities of the Company in any jurisdiction in which such offer, solicitation or sale would be unlawful. Where any opinion or belief is expressed in this presentation, it is based on certain assumptions and limitations and is an expression of present opinion or belief only. This presentation should not be construed as legal, financial or tax advice to any individual, as each individual’s circumstances are different. This document is for informational purposes only and should not be considered a solicitation or recommendation to purchase, sell or hold a security. Forward-Looking Information Certain information set forth in this presentation contains “forward-looking statements” within the meaning of applicable United States securities legislation. Except for statements of historical fact, certain information contained herein constitutes forward- looking statements which include but are not limited to statements regarding: our business strategy, including our ability to develop best-in-class and first-in-class therapeutics for inflammatory bowel disease (IBD), rheumatoid arthritis (RA), psoriatic arthritis (PsA), axial spondyloarthritis (axSpA) and other immune-mediated diseases that meaningfully improve both efficacy and convenience compared to today’s standard of care; our ability to achieve the expected benefits or opportunities with respect to our product candidates, including their potential commercialization; the potential consistency of the SPY001, SPY002, SPY072 and SPY003 Phase 1 trial final data readouts with previously disclosed data for our programs; the efficacy, safety profile, dosing regime, convenience, commercial viability and tolerability of SPY001, SPY002, SPY072 and SPY003, including combinations thereof; Spyre’s ongoing and future clinical development activities, including the plans for and timing of cohort initiation and data readouts for the ongoing SKYWAY Phase 2 basket trial and SKYLINE Phase 2 platform trial, enrollment of clinical trials and number of data readouts expected to be delivered in 2026 and 2027; our ability to provide anticipated readouts ahead of any disclosed bispecific approaches against our targets; the induction and maintenance dosing regimen for SPY001 and our other product candidates and combinations thereof, including the potential for a Q3M-Q6M dosing profile; the potential therapeutic benefits of our product candidates as monotherapies or in combinations and their extended half-life, including the expected duration of half-life in comparison to competitor products; potential alignment with regulatory authorities and anticipated regulatory submissions; expected timing for regulatory feedback; estimated market sizes and potential growth opportunities; the length of time that the Company believes its existing cash resources will fund its operations, including expectations of cash runway extending into the second half of 2028; and management’s assessment of future plans and operations which are based on current internal expectations, estimates, projections, assumptions and beliefs, which may prove to be incorrect. Forward-looking statements can often be identified by the use of words such as “may”, “will”, “could”, “would”, “anticipate”, ‘believe”, expect”, “intend”, “potential”, “estimate”, “scheduled”, “plans”, “”, “forecasts”, “goals” and similar expressions or the negatives thereof. Forward-looking statements are neither historical facts nor assurances of future performance. Forward-looking statements are based on a number of factors and assumptions made by management and considered reasonable at the time such information is provided, and forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements to be materially different from those expressed or implied by the forward-looking statements, including uncertainties and risks arising from regulatory feedback, including potential disagreement by regulatory authorities with our clinical trial design, interpretation of data and our ongoing or clinical trials for our product candidates, including our plans for and timing of cohort initiation for combination therapy arms for the ongoing SKYLINE Phase 2 platform trial across different jurisdictions; the unpredictable relationship between preclinical study results and clinical study results; the potential for interim data not being delivered within expected time frames or final clinical data not being consistent with or different than the previously disclosed data for our programs; the expected or potential impact of macroeconomic conditions, including inflationary pressures, rising interest rates, general economic slowdown or a recession, changes in tariff/trade and monetary policy, volatile market conditions, financial institution instability, as well as geopolitical instability, including the ongoing military conflicts between Ukraine and Russia, conflicts in the Middle East, and geopolitical tensions between the United States and other countries, including China and Venezuela, on our operations; the implementation of changes in law, tariffs, sanctions, export or import controls, and other government measures that could impact our business operations, including restricting international trade by the United States, China or other countries and the BIOSECURE Act; the impacts of adverse events or disappointing results in clinical trials of third parties, including our competitors developing product candidates that target similar mechanisms of action and/or indications as our product candidates; and those uncertainties and factors described under the heading “Risk Factors,” “Risk Factor Summary” and “Note about Forward-Looking Statements” in the Company’s most recent Annual Report on Form 10-K, as supplemented and updated by subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that the Company has filed or will file with the SEC, as well as discussions of potential risks, uncertainties, and other filings by the Company from time to time, as well as risk factors associated with companies that operate in the biopharma industry, including those associated with the uncertainties of drug development. All of the forward-looking statements made in this presentation are qualified by these cautionary statements and other cautionary statements or other factors contained herein. Although management believes that the expectations conveyed by forward-looking statements herein are reasonable based on information available on the date such forward-looking statements are made, there can be no assurance that forward looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. The Company undertakes no obligation to update forward-looking statements if circumstances or management’s estimates or opinions should change except as required by applicable securities laws. The forward-looking statements contained herein are presented for the purposes of assisting readers in understanding the Company’s plan, objectives and goals and may not be appropriate for other purposes. The reader is cautioned not to place undue reliance on forward-looking statements Industry Information This presentation also contains or references certain industry data that is based upon information from independent industry publications, market research, and surveys and other publicly available sources. Although the Company believes these sources to be generally reliable, such information is subject to interpretation and cannot be verified with complete certainty due to limits on the availability and reliability of data, the voluntary nature of the data gathering process and other inherent limitations and uncertainties. The Company has not independently verified any of the data from third party sources referred to in this presentation and accordingly, the Company makes no representation or warranty as to the origin, validity, accuracy, completeness, currency or reliability of the information in this presentation. © 2026 Spyre Therapeutics, Inc. 2 All rights reserved.

Spyre is pioneering long-acting antibodies and combinations to redefine standard of care in IBD and rheumatic diseases

Inflammatory bowel disease

Potential
best-in-class
monotherapies

- SPY001 — α4β7
- SPY002 — TL1A
- SPY003 — IL-23

→

Enable potential
paradigm changing
combinations

- SPY120 — α4β7 + TL1A
- SPY130 — α4β7 + IL-23
- SPY230 — TL1A + IL-23



Target 2-4 doses per year

After loading doses

Rheumatic disease

Potential
first-in-class & best-in class
anti-TL1A

SPY072 — TL1A → RA, PsA, axSpA



Target 2-4 doses per year

After loading doses

SPYRE
© 2026 Spyre Therapeutics, Inc.
All rights reserved.
3

Two innovative trials provide six expected Ph2 readouts in ’26

6 expected POC readouts **in ’26**

Trial	Readout	Anticipated Milestones
SKYLINE	SPY001 α4β7 Ph2 POC in UC SPY002 TL1A Ph2 POC in UC SPY003 IL-23 Ph2 POC in UC	Readouts beginning **Q2**
SKYWAY	SPY072 TL1A Ph2 POC in RA SPY072 TL1A Ph2 POC in PsA SPY072 TL1A Ph2 POC in axSpA	**Q4**

SPYRE © 2026 Spyre Therapeutics, Inc. All rights reserved.

POC=proof of concept; UC=ulcerative colitis; RA=rheumatoid arthritis; PsA=psoriatic arthritis; axSpA=axial spondyloarthritis

4

Advancing a robust I&I pipeline with exceptional financial strength

Trial	Indication	Program	Target	Phase 1	Phase 2	Phase 3	Anticipated Milestones
SKYLINE	UC	SPY001	α4β7				**2026: Ph2 open-label POC** Beginning in Q2 **2027: Ph2 pbo-controlled data**
		SPY002	TL1A				
		SPY003	IL-23				
		SPY120	α4β7 + TL1A				**2027: Ph2 pbo-controlled data**
		SPY130	α4β7 + IL-23				
		SPY230	TL1A + IL-23				
SKYWAY	RA	SPY072	TL1A				**Q4 2026: Ph2 POC**
	PsA						
	axSpA						

$783 million pro forma cash as of September 30, 2025[1], with expected runway into 2H 2028

SPYRE

© 2026 Spyre Therapeutics, Inc.
All rights reserved.

Milestones expected as of the date of this presentation. [1]Reflects cash, cash equivalents, & marketable securities as of 9/30/25 of $486.2 million plus $296.5 million in net proceeds from the October 2025 underwritten public offering of common stock; UC=ulcerative colitis; RA=rheumatoid arthritis; PsA=psoriatic arthritis; axSpA=axial spondyloarthritis; POC=proof of concept

5

Next-generation antibodies designed to match or exceed the potency of first-generation molecules SPY001 (α4β7) potency SPY002 (TL1A) potency SPY003 (IL-23) potency 60 SPY001 SPY002 SPY003 100 50 100 80 Vedolizumab Tulisokibart Risankizumab 40 60 α4β7 TL1A IL-23 30 40 50 20 20 10 0 0 0 0.001 0.01 0.1 1 10 100 0.001 0.01 0.1 1 10 100 0.01 0.1 1 10 mAb Concentration (nM) mAb Concentration (nM) mAb Concentration (nM) Potential for comparable efficacy at similar or lower doses © 2026 Spyre Therapeutics, Inc. Data on file. Potency refers to in vitro potency: SPY001 assay reports inhibition of cells expressing a4b7 binding to MAdCAM-1. SPY002 assay reports inhibition of TL1A-induced apoptosis 6 All rights reserved. in TF-1 cells. SPY003 assay reports inhibition of cellular STAT3 signaling. Vedolizumab, tulisokibart, and risankizumab are synthesized comparator antibodies. %Inhibition Inhibition % % Inhibition

Engineered to be long-acting via YTE modification YTE modification YTE-modified mAbs are returned to circulation for continued activity Antibodies are subject to YTE modification increases internal FcRn binding promotes recycling of degradation when internalized binding to FcRn, avoiding degradation mAbs to circulation YTE YTE FcRn © 2026 Spyre Therapeutics, Inc. 7 mAb=monoclonal antibody; FcRn=neonatal Fc receptor All rights reserved.

Demonstrated half-life extension for potential quarterly or twice-annual dosing

SPY001 human PK simulation



100.0
10.0
1.0
0.1
Serum Conc. (µg/mL)
SPY001
Vedolizumab
0
8
16
24
32
40
48
Time (Wk)



2-4
Doses per year

SPY002 human PK simulation



100.0
10.0
1.0
0.1
Serum Conc. (µg/mL)
SPY002
Afimkibart
0
8
16
24
32
40
48
Time (Wk)



2-4
Doses per year

SPY003 human PK simulation



100.0
10.0
1.0
0.1
Serum Conc. (µg/mL)
SPY003
Risankizumab
0
8
16
24
32
40
48
Time (Wk)



2-4
Doses per year

Target Profiles

After loading doses

SPYRE

© 2026 Spyre Therapeutics, Inc.
All rights reserved.

SPY001 PK simulation based on PK data as of 03/19/2025 cutoff; SPY002 PK simulation based on PK data from 5/31/2025 cutoff; SPY003 PK simulation based on PK data from 9/15/2025 cutoff. Vedolizumab, Afimkibart, and Risankizumab simulations based on published data (Rosario, M, et. al. (2015); Danese, Silvio, et al. (2024) Thakre, Neha et. al. (2024); no head-to-head clinical trials have been conducted. Concept image of drug delivery device shown for illustrative purposes only.

8

Potential paradigm-changing combination therapies in IBD Inflammatory bowel disease Rational combinations targeting diverse disease drivers TL1A SPY120 α4β7 IL-23 SPY130 α4β7 IL-23 IBD SPY230 TL1A Target 2-4 doses per year © 2026 Spyre Therapeutics, Inc. 9 Potential Q3M-Q6M maintenance dosing interval based on PK modeling. Concept image of drug delivery device shown for illustrative purposes only. All rights reserved.

Potential first-in-class & best-in-class anti-TL1A in rheumatic diseases Rheumatic diseases Distinct anti-TL1A targeting quarterly or twice-annual dosing Rheumatoid arthritis Psoriatic arthritis RA Target 2-4 doses per year axSpA Axial spondyloarthritis SPY072 PsA © 2026 Spyre Therapeutics, Inc. 10 Potential Q3M-Q6M maintenance dosing interval based on PK modeling. All rights reserved.

Spyre is uniquely positioned to enable superior product profiles in IBD and rheumatic diseases Inflammatory bowel disease Rheumatic disease Advancing potential best-in-class monotherapies Advancing potential first-in-class & best-in-class anti-TL1A Enabling potential paradigm changing combinations 80 80 1 1 $30B global market $30B global market 60 60 40 40 SPY120 • SPY130 • SPY230 Target profiles axSpA SPY072 PsA RA Target profile SPY001 • SPY002 • SPY003 20 20 IBD (UC and CD) Target profiles 2 Today’s SOC 2 Today’s SOC 0 1 2 3 4 5 6 0 1 2 3 4 5 6 Maintenance dosing interval (months) Maintenance dosing interval (months) Positioning of Spyre programs is illustrative and based on Phase 1 results and illustrates what we believe we can potentially achieve. Placebo-adjusted clinical remission data are derived © 2026 Spyre Therapeutics, Inc. 11 from different clinical trials conducted at different times, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head All rights reserved. 1 2 clinical trials have been conducted. Evaluate Pharma 2028 Global Sales Forecast; Barclays Immunology Deep Dive (2023); Oral and SC administered advanced therapies. Pbo-adjusted clinical remission (%) Pbo-adjusted ACR50/ASAS40 (%)

Ph2 trials ongoing in IBD and rheumatic diseases

SKYLINE

Ph2 *platform* trial evaluating SPY001, SPY002, SPY003 and pairwise combinations in ulcerative colitis


IBD

UC		
	Monos	SPY001
		SPY002
		SPY003
	Combos	SPY120
		SPY130
		SPY230
		Placebo

6	1	Q2'26
INTERVENTIONS	INDICATION	READOUTS BEGINNING*

SKYWAY

Ph2 *basket* trial evaluating SPY072 in rheumatoid arthritis, psoriatic arthritis, and axial spondyloarthritis


RA
axSpA
PsA

RA	SPY072 high
	SPY072 low
	Placebo
PsA	SPY072
	Placebo
axSpA	SPY072
	Placebo

1	3	4Q'26
INTERVENTION	INDICATIONS	EXPECTED READOUTS

SPYRE
© 2026 Spyre Therapeutics, Inc.
All rights reserved.

*Part A open-label monotherapy readouts beginning in Q2 2026.

12

Inflammatory bowel disease

Substantial unmet need remains for the millions of individuals living with IBD 1 • ~2.4M individuals in the U.S. are diagnosed with IBD (~1.3M UC and ~1.0M CD) • Substantial unmet need remains due to: – Minority remission rates and lack of durability with existing therapies – Side effects and safety concerns associated with certain treatments – Poor adherence to frequent and/or inconvenient dosing regimens UC placebo-adjusted clinical remission rates by MOA (Induction) 100 80 60 40 20 0 Anti-TNF Anti-integrin Anti-IL-12/23 / Anti-IL-23 S1P inhibitor JAK inhibitor © 2026 Spyre Therapeutics, Inc. 1 14 Lewis, James D., et al. Gastroenterology (2023). Estimate includes patients identified with indeterminate IBD. Clinical remission rates from product labels. All rights reserved.

JNJ’s VEGA study demonstrated the power of combination therapy to break the efficacy ceiling in IBD VEGA combination study • Ulcerative colitis ~Additive absolute W12 mMS clinical remission rates Δ+22% 47% 22% 25% 24% 25% Anti-TNF Anti-IL-23 Combination (Golimumab) (Guselkumab) © 2026 Spyre Therapeutics, Inc. 15 Feagan, B. G. et al. Lancet Gastroenterol. Hepatol. 8, 307–320 (2023). mMS=modified mayo score All rights reserved.

Replacing anti-TNF with anti-α4β7 or anti-TL1A may yield combinations with improved safety and efficacy anti-α4β7 was superior to anti-TNF in H2H UC study anti-TL1A exceeds anti-TNF on cross-trial comparison TNF TNF Absolute clinical remission – week 52 (VARSITY) Pbo-adjusted clinical remission - induction α4β7 TL1A 40 40 Δ +8% 31 Δ +14% 30 30 27 25 23 20 20 20 11 10 10 0 0 adalimumab vedolizumab golimumab afimkibart tulisokibart duvakitug Established α4β7 long-term safety profile and gut-restrictive MOA TL1A safety is encouraging to date © 2026 Spyre Therapeutics, Inc. Product labels, Sands BE. et al. N Engl J Med. 2019; Roivant corporate presentation January 2023; Sands, Bruce E., et al. New England Journal of Medicine 391.12 (2024); Teva 16 All rights reserved. corporate presentation February 2025.

Spyre MOAs address the diverse pathophysiology of IBD by targeting distinct pathways

Blockade of α4β7 prevents circulating immune cells from entering inflamed gut tissues



Immune cell trafficking into gut tissues
anti-α4β7
α4β7
MAdCAM-1
GI inflammation

Neutralization of TL1A suppresses inflammation and reduces fibrosis by inhibiting fibroblast activation



T cell proliferation, cytokine production, inflammation
anti-TL1A
TL1A
NKT
IL-13
IL-4
TH17
IL-17
TNF
TH2
IL-4
IL-5
IL-13
TH1
TNF
IFNγ
Collagen production, fibrosis
Fibroblast
Collagen

Neutralization of IL-23 inhibits cascade of various proinflammatory cytokines anti-IL-23
p19
p40
T cell differentiation, cytokine production, inflammation
IL-17A
IL-17F
TNF
IL-23R
STAT3
P
STAT3
P
RORγt

SPYRE
© 2026 Spyre Therapeutics, Inc.
All rights reserved.

Created with BioRender.com; Neurath, Markus F. Nature Reviews Gastroenterology & Hepatology 14.5 (2017): 269-278; Solitano, Virginia, et al. Med (2024).

17

Combination therapy results in additive-to-superior efficacy in mouse TNBS colitis model α4β7 + TL1A α4β7 + IL-23 TL1A + IL-23 12 12 12 10 10 10 8 8 8 6 6 6 *** ** * **** *** * **** 4 **** 4 4 * ** **** **** **** **** **** *** **** 2 **** 2 2 **** **** * **** 0 0 0 -1 0 1 2 3 4 5 6 -1 0 1 2 3 4 5 6 -1 0 1 2 3 4 5 6 Days Days Days Healthy anti-β7 (25 mg/kg) Healthy anti-TL1A (25 mg/kg) Healthy anti-β7 (25 mg/kg) Vehicle Control anti-TL1A (25 mg/kg) Vehicle control anti-IL-23 (1 mg/kg) Vehicle anti-IL-23 (25 mg/kg) anti-β7 + anti-TL1A anti-β7 + anti-IL-23 anti-TL1A + anti-IL-23 (25 mg/kg, 25 mg/kg) (25 mg/kg, 1 mg/kg) (25 mg/kg, 25 mg/kg) © 2026 Spyre Therapeutics, Inc. Data on file. Preclinical models utilized surrogate antibodies. *P<0.05, **P<0.01, ***P<0.001, ****P<0.0001 vs. vehicle (2-way ANOVA with Dunnett’s correction). N=8 per group. 18 All rights reserved. TNBS=trinitrobenzene sulfonic acid. DAI score Disease improvement

SKYLINE: Phase 2 *platform* study evaluating three monotherapies and three combinations in UC

SKYLINE

Part A: Open-label monotherapy evaluation (N=~100)

UC mMS 5-9

Sequential activation after Ph1

INDUCTION	MAINTENANCE
SPY001 (α4β7)	
SPY002 (TL1A)	
SPY003 (IL-23)	

W12 (P) · W48

OBJECTIVES

- Monotherapy POC

KEY ENDPOINTS

- (P) Change in RHI at W12
- (S) Clinical remission at W12
- (S) Endoscopic improvement at W12
- (S) Change in mMS at W12

Part B: PBO-controlled factorial combination evaluation (N=~550)

UC mMS 5-9

~50:50 naïve:experienced

α4β7 and IL-23 failures capped

Seamless enrollment after Part A

INDUCTION	MAINTENANCE
SPY001 (α4β7)	
SPY002 (TL1A)	
SPY003 (IL-23)	
SPY120 (α4β7+TL1A)	
SPY130 (α4β7+IL-23)	
SPY230 (TL1A+IL-23)	
Placebo	

W12 (P) · W48

OBJECTIVES

- Monotherapy dose optimization
- Combination POC
- Contribution of components

KEY ENDPOINTS

- (P) Clinical remission at W12
- (S) Endoscopic improvement at W12
- (S) Clinical response at W12
- (S) Histological improvement at W12
- (S) HEMI at W12
- (S) Clinical remission at W48

SPYRE

© 2026 Spyre Therapeutics, Inc.
All rights reserved.

mMS=modified mayo score; RHI=Robarts Histopathology Index; HEMI=Histo-Endoscopic Mucosal Improvement; P=primary endpoint; S=secondary endpoint
Initiation of each cohort subject to regulatory clearance.

19

Comparison to other trials highlights advantage of designing a portfolio from the ground up w/ unified dosing

SKYLINE


ARM
INDUCTION
MAINTENANCE (THROUGH W24)
SPY001
SPY002
SPY003
SPY120
SPY130
SPY230
PBO

- ✓ Unified dosing intervals and formats enables blinded trial
- ✓ Two IV induction doses, Q3M-Q6M SC chronic dosing
- ✓ Clear approach to advance coformulation for Ph3

TARGET-CD[1]


ARM
INDUCTION
MAINTENANCE (THROUGH W24)
Mono 1
Mono 2
Mono 3
Combo 1
Combo 2

- × Mix of IV, SC, and OBI routes of administration; open label trial
- × Combos default to highest dosing frequency (Q2W or Q4W)
- × Unclear strategy to single product combination for Ph3

SPYRE
© 2026 Spyre Therapeutics, Inc. All rights reserved.

Pending regulator feedback; [1]Inferred dosing regimen based on Clinicaltrials.gov posting and dosing regimens of individual agents in commercial or prior monotherapy clinical trial settings. OBI=on body injector

20

Best-in-class monotherapies provide foundation for paradigm-changing combinations for IBD

Potential for best-in-indication positioning (UC example)



Pbo-adjusted clinical remission (%)
60
40
20
0
1
2
3
4
5
6
Standard of care
IBD advanced Tx[1]
SPYRE THERAPEUTICS
Combo Target Profile
SPYRE THERAPEUTICS
Mono Target Profile
Black-box warnings
No black-box warning
Maintenance dosing interval (months)

Target product profiles

Monos: Comparable-to-better efficacy vs. standard of care

Combos: Meaningfully improved efficacy vs. standard of care

Favorable safety profile

No black box warning

2-4 doses per year

SPYRE

© 2026 Spyre Therapeutics, Inc. All rights reserved.

Positioning of Spyre programs is illustrative and based on Phase 1 results and illustrates what we believe we can potentially achieve. Placebo-adjusted clinical remission data are derived from different clinical trials conducted at different times, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted. [1]*Oral and SC administered products*

21

Rheumatic diseases © 2026 Spyre Therapeutics, Inc. 22 All rights reserved.

Substantial unmet need remains for the millions of individuals living with RA, PsA, and axSpA 1 2 2 • >3M individuals in the U.S. diagnosed with RA (>1.5M ), PsA (~1M ), and axSpA (~1M ) • Substantial unmet need remains due to: – Minority remission rates, inability to control multiple aspects of disease, and lack of durability with existing therapies – Limited MOAs to cycle through following incomplete responses – Poor adherence to frequent and/or inconvenient dosing regimens 3 Placebo-adjusted efficacy rates by MOA (W24 ) 100 80 60 40 20 0 RA (ACR50) PsA (ACR50) axSpA (ASAS40) 1 2 © 2026 Spyre Therapeutics, Inc. Hunter, Theresa M., et al. Rheumatol Int (2017); Ogdie, Alexis, et al. Rheumatol Ther (2021); Danve, Abhijeet, and Atul Deodhar. Clinical rheumatology 38.3 (2019). Efficacy rates by 23 3 4 All rights reserved. MOA from product labels. Note: Week 24 data when available, otherwise data is Week 12 or 16; Includes IL-12/23 and IL-23 TNF JAK IL-6 CD80/86 CD20 TNF JAK IL-17 4 IL-23 TNF JAK IL-17

TL1A has been implicated in several inflammatory and fibrotic diseases, with strong rationale in rheumatic diseases

TL1A exacerbates inflammation and fibrosis



IL-12
IL-23
IL-6
TL1A
T_H1
TNF
IFNγ
T_H17
IL-17
IL-22
T_H9
IL-9
Fibroblast / FLS
Collagen
IL-6
TGFβ
NK / T_H2
IL-13
IL-4
ILCs
IL-23
IL-1β
Treg
Proliferation
Mucosal inflammation

Target rheumatic diseases share mechanistic pathways with IBD, where POC is established

Increasing overlap with clinically validated biology

	POC studies[1]	T_H1 | T_H17 | T_H9	Fibroblasts FLS | osteoclasts	NK | T_H2 | ILCs
Ulcerative colitis (UC)	✓	•		
Crohn's disease (CD)	✓	•	•	
Rheumatoid arthritis (RA)	Roche	•	•	
Psoriatic arthritis (PsA)		•		
Axial spondyloarthritis (axSpA)		•		
Psoriasis (PsO)		•		
Hidradenitis suppurativa (HS)		•	•	
Primary biliary cholangitis (PBC)		•	•	
Pulmonary sarcoidosis		•		
Interstitial lung disease (SSc-ILD)			•	
Metabolic steatohepatitis (MASH)	Roche		•	
Atopic dermatitis (AD)	Roche			•
Asthma	✗			•

SPYRE

© 2026 Spyre Therapeutics, Inc. All rights reserved.

Figure created with BioRender.com. [1] Logos indicate active clinical POC studies.
Hisamoto, T. et al. Int. J. Mol. Sci. 24, 1813 (2023); Herro, R. et al. J. Immunol. 205(9), 2414-2422 (2020); Ma, C. et al. Int. Immunopharm. 137, 112360 (2024); Richard, A. et al. JLB 3(98), 333-345 (2015); Song, Y. et al. Arthritis Research & Therapy 22, 106 (2020); Xu, W. et al. Frontiers in Immunology 13, 891328 (2022).

24

TL1A is upregulated in RA, PsA, and axSpA relative to healthy controls Rheumatoid arthritis Psoriatic arthritis Axial spondyloarthritis 200 800 8000 ✱ ✱ ✱ ✱ ✱ ✱ ✱ ✱ ✱ ✱ ✱ 150 6000 600 100 4000 400 2000 50 200 0 0 -2000 0 -50 Healthy Rheumatoid Healthy axSpA Healthy PsA PsA Control arthritis Control Control Uninvolved Lesion Source Whole blood Skin biopsy Whole blood Sequencing Microarray Bulk RNA seq Microarray Sample size N=192 RA, 30 HC N=9 per cohort N=52 axSpA, 20 HC Spyre analysis of RA-MAP, Li, Sifang, et al. BMC Musculoskeletal Disorders 25.1 (2024), and Johnsson, Hanna, et al. Arthritis Research & Therapy. © 2026 Spyre Therapeutics, Inc. 25 ** P≤0.01, *** P ≤0.001, **** P ≤0.0001. Unpaired tailed t-test used for RA and axSpA analysis, One-way ANOVA used in PsA. All rights reserved. RA=rheumatoid arthritis; PsA=psoriatic arthritis; axSpA=axial spondyloarthritis; HC=healthy controls. TNFSF15 Counts TNFSF15 Counts TNFSF15 Counts

Spyre anti-TL1A antibody meets or exceeds the efficacy of etanercept (anti-TNF) in rat models of arthritis Superior efficacy in semi-preventative model Comparable efficacy in therapeutic model Collagen Treatment period Collagen Treatment period 8 8 Healthy Healthy Vehicle Vehicle Isotype control Isotype control 6 6 anti-TNF anti-TNF anti-TL1A anti-TL1A 4 4 * * 2 2 * * * 0 0 5 10 15 20 25 5 10 15 20 25 Day Day © 2026 Spyre Therapeutics, Inc. 26 * P< 0.0001 vs. isotype control; 2-way ANOVA using Dunnett's correction for multiple comparisons. Data on file. All rights reserved. Arthritis score Disease improvement Arthritis score Disease improvement

Robust anti-TL1A activity further replicated in mouse models of arthritis

Anti-TL1A prevents disease and bone erosion


Healthy Control
Diseased Control
Diseased anti-TL1A
Diseased anti-TNF

Comparable efficacy to anti-TNF


Histopathology Score
6
4
2
0
****
****
****
Healthy control
Disease control
anti-TL1A
anti-TNF

SPYRE
© 2026 Spyre Therapeutics, Inc. All rights reserved.

*Data on file. **** P ≤0.0001*

27

Additionally, anti-TL1A treatment led to comparable improvements in psoriatic skin lesions in mouse IMQ model Anti-TL1A reduces skin lesions Comparable efficacy to anti-IL-23 and anti-TNF 6 4 10 Healthy control Disease control 2 **** **** **** 8 anti-TL1A anti-IL-23 **** 0 anti-TNF 6 Healthy control Disease control 4 2 0 0 1 2 3 4 5 6 7 Days Potential for robust skin clearance in PsA anti-TL1A anti-IL-23 anti-TNF © 2026 Spyre Therapeutics, Inc. 28 Data on file. **** P ≤0.0001 All rights reserved. Healthy control Disease control anti-TL1A anti-IL-23 anti-TNF PASI Scores (0-12) Histopathology Score

SKYWAY: Phase 2 *basket* study evaluating SPY072 (anti-TL1A) in RA, PsA, and axSpA

SKYWAY

Sub-study A: SPY072 in moderate-to-severely active rheumatoid arthritis (RA)

		DOUBLE-BLIND	OPEN-LABEL FOLLOW UP	KEY INCLUSION	KEY ENDPOINTS
RA N=120	1:1:1	SPY072 Dose A		Swollen joint count ≥ 4	P Change in DAS28-CRP at W12
		SPY072 Dose B		Tender joint count ≥ 4	S Proportion ACR20 at W12
		Placebo		RF+, ACPA+, or bony erosions	E ACR50/70 at W12
		W12 (P)	W36	IR to cs/b/tsDMARDs	

Sub-study B: SPY072 in moderate-to-severely active psoriatic arthritis (PsA)

PsA N=90	2:1	SPY072 Dose A		Tender joint count ≥ 3/68	P Proportion ACR20 at W16
		Placebo		Swollen joint count ≥ 3/66	S Change in DAPSA at W16
		W16 (P)	W40	Active PsO lesion or history	E ACR50/70 at W16
				IR to NSAIDs or cs/b/tsDMARDs	

Sub-study C: SPY072 in moderate-to-severely active axial spondyloarthritis (axSpA)

axSpA N=75	2:1	SPY072 Dose A		Radiographic / non-radiographic	P Change in ASDAS at W16
		Placebo		BASDAI ≥ 4 & back pain ≥ 4	S Proportion ASAS40 at W16
		W16 (P)	W40	IR to NSAIDs or b/tsDMARDs	

SPYRE

© 2026 Spyre Therapeutics, Inc. All rights reserved.

RF=rheumatoid factor; ACPA= Anti-citrullinated protein antibodies; cs/b/tsDMARD=conventional synthetic, biologic, or targeted synthetic disease modifying antirheumatic drugs; BASDAI=Bath Ankylosing Spondylitis Disease Activity Index; P=primary endpoint; S=secondary endpoint; E=exploratory endpoint. IR=inadequate response

29

SPY072 is a potential first-in-class & best-in-class therapy for rheumatic diseases with quarterly or twice-annual dosing Potential for best-in-indication positioning (RA example) SPY072 target product profile 60 First-in-class anti-TL1A Comparable-to-better efficacy 40 Favorable safety profile No black box warning SPY072 Target Profile 20 Standard of care 1 RA advanced Tx 2-4 doses per year 0 1 2 3 4 5 6 Black-box warning Maintenance dosing interval (months) No black-box warning Positioning of Spyre programs is illustrative and based on Phase 1 interim results. Placebo-adjusted clinical data are derived from different clinical trials conducted at different times, with © 2026 Spyre Therapeutics, Inc. 1 30 differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted. Oral and SC administered All rights reserved. products. Pbo-adjusted ACR50

Catalysts & capitalization

Capitalized to deliver one of the industry's most compelling catalyst maps

Trial	2026		2027
SKYLINE Part A (Open-label)	❑ SPY001 α4β7 Ph2 UC induction POC ❑ SPY002 TL1A Ph2 UC induction POC ❑ SPY003 IL-23 Ph2 UC induction POC	Readouts beginning **Q2**	❑ SPY001 α4β7 Ph2 UC maintenance data ❑ SPY002 TL1A Ph2 UC maintenance data ❑ SPY003 IL-23 Ph2 UC maintenance data
SKYLINE Part B (Pbo-controlled)	❑ Initiate enrollment of Part B cohorts		❑ SPY120 α4β7 + TL1A Ph2 UC induction POC ❑ SPY130 α4β7 + IL-23 Ph2 UC induction POC ❑ SPY230 TL1A + IL-23 Ph2 UC induction POC ❑ SPY001 α4β7 Ph2 UC induction POC ❑ SPY002 TL1A Ph2 UC induction POC ❑ SPY003 IL-23 Ph2 UC induction POC
SKYWAY	❑ SPY072 TL1A Ph2 W12 POC in RA ❑ SPY072 TL1A Ph2 W16 POC in PsA ❑ SPY072 TL1A Ph2 W16 POC in axSpA	All readouts expected **Q4**	❑ SPY072 TL1A Ph2 maintenance data in RA ❑ SPY072 TL1A Ph2 maintenance data in PsA ❑ SPY072 TL1A Ph2 maintenance data axSpA

$783 million pro forma cash as of September 30, 2025[1], with expected runway into 2H 2028

SPYRE
© 2026 Spyre Therapeutics, Inc. All rights reserved.

Milestones expected as of the date of this presentation. [1]Reflects cash, cash equivalents, & marketable securities as of 9/30/25 of $486.2 million plus $296.5 million in net proceeds from the October 2025 underwritten public offering of common stock

32

Cash and shares outstanding 1 $783M pro forma cash as of September 30, 2025 Number of shares (M) Expected runway into 2H 2028 Common stock Shares outstanding 77.6 13.8 • Series A preferred stock Common stock equivalents • Series B preferred stock 0.7 Common stock and Total outstanding 92.1 2 common stock equivalents 1 Reflects cash, cash equivalents, & marketable securities as of 9/30/25 of $486.2 million plus $296.5 million in net proceeds from the October 2025 underwritten public offering of © 2026 Spyre Therapeutics, Inc. 2 33 common stock; Shares outstanding on a pro forma and as-converted basis as of 9/30/25, inclusive of the October 2025 financing, which (i) gives effect to the full conversion of the All rights reserved. Company’s preferred stock, and (ii) disregards beneficial ownership limitations that may limit the ability of certain holders of preferred stock to convert into common stock.

THANK YOU Engineering for new heights in the treatment of IBD and beyond

# 2026 Part A readout: Comparable safety and efficacy as in-class comparators

## Primary endpoint

**ΔRHI from baseline (W14-16)**



Vedolizumab
Adalimumab
Obefazimod
0
-2
-4
-6
-8

## Secondary endpoints

**Absolute % clinical remission (W6-14)**

**Absolute % endoscopic improvement (W6-14)**



α4β7
TL1A
IL-23
50
40
30
20
10
0
Vedo (W6)
Vedolizumab (W14)
Tulisokibart
Afimkibart 450 mg
Risankizumab
Guselkumab
Mirikizumab
Vedolizumab
Tulisokibart
Afimkibart 450 mg
Risankizumab
Guselkumab
Mirikizumab

SPYRE

© 2026 Spyre Therapeutics, Inc. All rights reserved.

*Source: Vedolizumab (VARSITY, GEMINI I), adalimumab (VARSITY), obefazimod (Ph2b – 50 mg), tulisokibart (ARTEMIS-UC), afimkibart (TUSCANY-2), risankizumab (INSPIRE), guselkumab (QUASAR), mirikizumab (LUCENT 1); Duvakitug not shown given outlier placebo response rate.*

35

2026 RA readout: Aiming for ΔDAS28-CRP and ACRs comparable-to-better than SOC analogs Primary endpoint Secondary & exploratory endpoints 1 2 Placebo-adjusted ΔDAS28-CRP (W12-26) Placebo-adjusted % (W12-26) 0.0 100 80 -0.5 60 -1.0 ~30% 40 ~20% ~10% -1.5 20 ΔDAS28-CRP -2.0 0 ACR20 ACR50 ACR70 1 2 © 2026 Spyre Therapeutics, Inc. Notes: Results from studies in mixed populations or weighted average of naïve and inadequate response (IR) trial results. Average ACR values from pivotal studies of approved products 36 All rights reserved. within each class. Data on file. TNF Humira TNF Simponi JAK Rinvoq JAK Xeljanz IL-6 Kevzara TNF JAK IL-6 CD80/86 TNF JAK IL-6 CD80/86 TNF JAK IL-6 CD80/86

2026 PsA readout: Aiming for ACRs and PASI comparable-to-better than SOC analogs

Primary endpoint


Placebo-adjusted % (W12-24)
100
80
60
40
20
0
~30%
TNF
JAK
IL-17
IL-23
ACR20

Secondary & exploratory endpoints


Placebo-adjusted % (W12-24)
~20%
TNF
JAK
IL-17
IL-23
ACR50
~15%
TNF
JAK
IL-17
IL-23
ACR70
Upside
Min.
TNF
JAK
IL-17
IL-23
PASI75

SPYRE
© 2026 Spyre Therapeutics, Inc.
All rights reserved.

Average ACR and PASI values from pivotal studies of approved products within each class. IL-23 includes IL-12/23. Data on file.

37

2026 axSpA readout: Aiming for ΔASDAS and ASAS comparable-to-better than SOC analogs Primary endpoint Secondary & exploratory endpoints 1 2 Placebo-adjusted ΔASDAS (W12-16) Placebo-adjusted % (W12-16) 0.0 100 80 -0.4 60 ~25% ~25% 40 -0.8 20 -1.2 0 ΔASDAS ASAS20 ASAS40 © 2026 Spyre Therapeutics, Inc. 1 2 38 Results from studies in mixed populations Average ASAS values from pivotal studies of approved products within each class. Data on file. All rights reserved. JAK Rinvoq JAK Xeljanz IL-17 Cosentyx IL-17 Bimzelx TNF JAK IL-17 TNF JAK IL-17